SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 12, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)


         Delaware                 333-51240                    31-1707839
      State or other       (Commission File Number)          (IRS Employer
     jurisdiction of                                       Identification No.)
      incorporation)



    68 East Main Street
     Chillicothe, Ohio                                         45601-0480
   (Address of principal                                       (Zip Code)
    executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

Item 5.  Other Events.

     On November 12, 2001, Horizon PCS, Inc. issued a press release financial results for the third quarter. Horizon PCS hereby incorporates by reference herein the information set forth in its Press Release dated November 12, 2001, a copy of which is annexed hereto as Exhibit 99.1.

     Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, the Company's network expansion could be delayed. For further information on the risks inherent in the Company's business see "Risk Factors" in Item 5 of the Company's Form 10-Q for the third quarter.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

Exhibit
Number         Description
--------       -----------

99.1           Press Release

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HORIZON PCS, INC.

Date: November 12, 2001        By:  /s/ Peter M. Holland
                                    --------------------------------------------
                                    Peter M. Holland
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------
99.1                       Press Release




1412690